AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2020

File No. 2-66437

File No. 811-2993

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 75	☒
AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 68	☒

EDWARD JONES MONEY MARKET FUND

(Exact Name of Registrant as Specified in Charter)

Edward Jones Money Market Fund

12555 Manchester Road

St. Louis, Missouri 63131

(Address of Principal Executive Offices, Zip Code)

(314) 515-5242

(Registrant’s Telephone Number, including Area Code)

Helge K. Lee

Edward Jones Money Market Fund

12555 Manchester Road

St. Louis, Missouri 63131

(Name and Address of Agent for Service)

It is proposed that this filing become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On June 29, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a) of Rule 485

Money Market Fund

Prospectus

June 29, 2020

INVESTMENT SHARES (TICKER JNSXX)

RETIREMENT SHARES (TICKER JRSXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on April 26, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your Edward Jones financial advisor. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are not receiving shareholder reports and other communications from the Fund electronically, you may elect to do so by following the instructions at edwardjones.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting your Edward Jones financial advisor or calling 1-855-226-9249. Your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Fund.

Not FDIC Insured  +  May Lose Value  +  No Bank Guarantee

Fund Summary Information

Edward Jones Money Market Fund (the “Fund”)

Investment Objective

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Investment Shares or Retirement Shares (collectively, “Shares” or “Fund Shares”).

	Investment Shares		Retirement Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee		0.20%		0.20%
Distribution (12b-1) Fee		0.25%		0.25%
Other Expenses		0.24%		0.70%
Shareholder Servicing Fees	0.15%		0.15%
Other Operating Expenses	0.09%		0.55%
Total Annual Fund Operating Expenses		0.69%		1.15%

Less Fee Waivers and/or Expense Reimbursements[1]		None		0.43%
Net Annual Fund Operating Expenses		0.69%		0.72%

[1]

Passport Research, Ltd. (“Passport Research” or the “Adviser”) has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses) to an annual rate of 0.72% of the average daily net assets of the Fund’s Investment Shares and Retirement Shares (the “Expense Limitation Agreement”). Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to recoupment by the Adviser in the three-year period following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses (taking into account other recoupments) does not exceed the expense cap (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. This Expense Limitation Agreement will remain in effect until June 30, 2021, and may only be changed or eliminated with the approval of the Board of Trustees of the Fund (the “Board”) during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Passport Research provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one-year term. In addition to the Expense Limitation Agreement, the Adviser and/or its affiliates may also voluntarily reimburse expenses or waive all or a portion of its fees for the Fund to the

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extent necessary to attempt to avoid a negative yield (the “Voluntary Reduction”). The Voluntary Reduction is not subject to recoupment and can be discontinued or reinstated at any time without advance notice. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Investment Shares or Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Investment Shares and Retirement Shares operating expenses are as shown in the table above and remain the same (taking into account the contractual expense limitation until June 30, 2021). Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investment Shares	$70	$221	$384	$859
Retirement Shares	$74	$307	$576	$1,344

Principal Investment Strategies

The Fund operates as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). A “government money market fund” is required to invest at least 99.5% of its total assets in cash, Government Securities (as defined below), repurchase agreements that are collateralized by cash or Government Securities, and/or shares of other “government money market funds.” Government Securities are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.

“Government money market funds” are exempt from Rule 2a-7 requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates if the Fund’s liquidity falls below required minimums. While the Board may elect to subject the Fund to the liquidity fees and/or redemption gates requirements in the future after providing appropriate notice to shareholders, the Board has not elected to do so at this time.

Certain of the Government Securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies,

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loans, or other benefits. The Fund may also invest in Government Securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in Government Securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support, such as those issued by the Federal Farm Credit System. Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Rule 2a-7 governs the maturity, quality, liquidity, and diversification of money market fund investments. Under these requirements, the Fund must maintain a dollar-weighted average maturity (“WAM”) of 60 days or less and a dollar-weighted average life (“WAL”) to maturity of 120 days or less, and will only acquire securities maturing in 397 days (approximately 13 months) or less.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund’s daily dividends are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

∎

Counterparty Credit Risk. A party to a transaction involving the Fund, including a counterparty to a repurchase agreement, may default or otherwise be unable or unwilling, or be perceived by the marketplace to be unable or unwilling, to meet its obligations. This could cause the Fund to suffer delays and incur costs or lose money in exercising its rights under the transaction.

∎

Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise and generally rise when interest rates fall. In general, interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Although variable and floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable rate securities may also decline if their interest rates do not rise as quickly, or as much, as general interest rates. Similarly, if interest rates decline, variable and floating rate securities generally will not increase in value as much as fixed rate instruments. A low or negative interest rate environment poses additional risks to the Fund because low yields on the Fund’s portfolio holdings may

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have an adverse impact on the Fund’s yield to its shareholders. During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

∎

LIBOR Replacement Risk. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

∎

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 Share price at all times. If the Fund or another money market fund fails to maintain a stable NAV (or such perception exists in the marketplace), the Fund could be subject to increased redemptions, which may adversely impact the Fund’s Share price.

∎

Technology Risk. Various technologies are used in managing the Fund, consistent with its investment objective and strategy. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

∎

Call Risk. An issuer of a callable security held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

∎	Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which

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the Fund invests and/or other markets. Economic, political, and financial conditions or industry or economic trends and developments, as well as government defaults, government shutdowns, war, acts of terrorism, regional conflicts, social unrest, and recessions, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects that could negatively impact the Fund’s performance. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

∎

Government Securities Risk. Although Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

∎

Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

∎

Issuer Focus Risk. To the extent that the Fund focuses its investments in securities issued or guaranteed by a small number of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, it may be more exposed to developments affecting an individual U.S. government agency or instrumentality than a fund that invests more broadly.

∎

Issuer Credit Risk. It is possible that interest or principal on the Fund’s investment securities will not be paid when due. Government Securities generally have less credit risk than other fixed income securities, but are not completely free from credit risk.

∎	Risk Associated with Use of Amortized Cost. In the unlikely event that the Board were to determine, pursuant to Rule 2a-7 that the extent of

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the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent practicable, such dilution or unfair results.

∎

Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary.

Performance

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Investment Shares total returns on a calendar year-by-year basis. The Average Annual Total Returns Table shows returns over the stated periods. The Fund’s performance will fluctuate, and past performance is not necessarily an indication of future results. Updated performance information for the Fund is available by contacting your Edward Jones financial advisor.

Within the periods shown in the bar chart, the highest quarterly return of the Investment Shares was 0.44% (quarter ended June 30, 2019), and the lowest quarterly return of the Investment Shares was 0.00% (quarter ended September 30, 2016).

The total return for the Investment Shares of the Fund from January 1, 2020 through March 31, 2020 was 0.19%.

Average Annual Total Returns

The following table represents the Fund’s Average Annual Total Returns for the calendar periods ended December 31, 2019.

Share Class	1 Year	5 Years	10 Years	Since Inception
Investment Shares	1.57%	0.60%	0.31%	4.02	%*
Retirement Shares	1.55%	0.59%	0.30%	0.92	%**

*	Inception date of May 12, 1980.

**	Inception date of May 21, 2001.

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The 7-Day Net Yield of the Investment Shares as of December 31, 2019 was 1.03%. You may contact your Edward Jones financial advisor for the current 7-Day Net Yield.

Fund Management

The Fund’s investment adviser is Passport Research. The Fund’s sub-adviser is Federated Investment Management Company (“Sub-adviser”).

Purchase and Sale of Fund Shares

There is no minimum investment amount for the Fund. However, Edward D. Jones & Co., L.P. (“Edward Jones”), in its capacity as the Fund’s transfer agent, may charge you a $3.00 fee for any month in which you fail to maintain a $2,500 average monthly balance for Investment Shares or a $1,500 average monthly balance for Retirement Shares. Retirement Shares are eligible to be purchased or held only in retirement accounts. Investment Shares are eligible to be purchased or held only in non-retirement accounts.

You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased or redeemed through your Edward Jones financial advisor.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an individual retirement account (“IRA”), or other tax-qualified investment plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own tax-deferred arrangement.

Payments to Edward Jones

The Fund and/or its related companies pay Edward Jones for the sale of Shares and related services. Edward Jones is also the parent company of the Adviser. Accordingly, Edward Jones benefits from payments made by the Fund pursuant to the Investment Management and Administration Agreement between the Fund and the Adviser. These payments may create a conflict of interest by influencing Edward Jones and your Edward Jones financial advisor to suggest the Fund over another investment. Ask your Edward Jones financial advisor or visit the Edward Jones website (www.edwardjones.com/moneymarket) for more information.

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ADDITIONAL INFORMATION REGARDING

THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund is a money market fund that seeks to maintain a stable NAV of $1.00 per Share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal. The Fund’s investment objective is “non-fundamental”, which means that it can be changed by a vote of the Board alone without a shareholder vote upon at least 60 days’ prior written notice to the shareholders.

Principal Investment Strategies

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund will operate as a “government money market fund,” investing at least 99.5% of its total assets in cash, Government Securities, repurchase agreements that are collateralized by cash or Government Securities, and/or shares of other “government money market funds.”

Government money market funds are exempt from Rule 2a-7 requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates if the Fund’s liquidity falls below required minimums. While the Board may elect to subject the Fund to the liquidity fees and/or redemption gates requirements in the future after providing appropriate notice to shareholders, the Board has not elected to do so at this time.

The Sub-adviser targets a WAM range based upon its interest rate outlook. The Sub-adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

∎	current U.S. economic activity and the economic outlook;

∎	current short-term interest rates;

∎	the Federal Reserve’s policies regarding short-term interest rates; and

∎	the potential effects of foreign economic activity on U.S. short-term interest rates.

The Sub-adviser generally shortens the portfolio’s WAM when it expects interest rates to rise and extends the WAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Sub-adviser selects securities used to shorten or extend the portfolio’s WAM by comparing the returns currently offered by such securities to their historical and expected returns.

The Fund will: (1) maintain a WAM of 60 days or less; and (2) maintain a WAL of 120 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate

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Securities”). For purposes of calculating WAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in Adjustable Rate Securities. The Fund will only acquire securities maturing in 397 days (approximately 13 months) or less at the time of purchase.

Temporary Cash Positions

The Fund may temporarily depart from its principal investment strategies by holding cash. It may do this to attempt to respond to adverse or unusual market, economic or other conditions (for example, during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. Such temporary cash positions could affect the Fund’s investment returns and/or the Fund’s ability to achieve its investment objective.

Principal Investments

The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (“SAI”) provides information about the Fund’s non-principal investments and provides additional information about the Fund’s principal investments.

Fixed-Income Securities

Fixed-income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Certain fixed-income securities do not pay periodic interest payments but instead are sold at a discount to the ultimate redemption price with the difference between the sale price and the return of principal representing income. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield is inversely related to the security’s price. A security’s price could be less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. A fixed-income security’s yield to the Fund is based on the price at which the Fund purchased the security and does not change as market yields change. Conversely, a floating-rate security’s yield

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to the Fund will be impacted by market yield changes. The following describes the fixed-income securities in which the Fund principally invests:

Treasury Securities

Treasury securities are fixed-income securities that are direct obligations of the federal government of the United States.

Government Securities

Government Securities are fixed-income securities issued or guaranteed by the U.S. government or a federal agency or instrumentality acting under federal authority, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.

Some Government Securities, including those issued by Ginnie Mae, are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal. Other Government Securities receive support through federal subsidies, loans, or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Freddie Mac, Fannie Mae, and Tennessee Valley Authority in support of such obligations.

Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality, or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.

Certain Government Securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risk.

Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Zero-Coupon Securities

Certain Government Securities in which the Fund invests are zero-coupon securities. Zero-coupon securities are fixed-income securities that do not pay interest or principal until final maturity, unlike fixed-income securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risk of a zero-coupon security.

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Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Sub-adviser.

The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements plus a certain amount of securities or cash in excess of the securities subject to repurchase. The securities and any cash held by the Fund serve as collateral for the counterparty’s obligations. The Sub-adviser or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to counterparty credit risk.

Additional Information Regarding the Security Selection Process

As part of its security selection process, among other factors, the Sub-adviser also evaluates whether environmental, social and governance factors could have a negative or positive impact on the cash flows or risk profiles of any issuers or guarantors in the universe of securities in which the Fund may invest. These determinations are integrated into the credit analysis process and may not be conclusive. Securities of issuers or guarantors that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors depending on the degree of impact and future expectations. This process does not automatically result in excluding or screening out sectors or specific issuers but is used by the Sub-adviser to seek to improve portfolio risk/reward characteristics and prospects for long-term out-performance.

ADDITIONAL INFORMATION REGARDING

THE FUND’S PRINCIPAL RISKS

The following provides general information on the risks associated with the Fund’s principal investments. These are the primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund or reduce the Fund’s daily dividends. Any additional risks associated with the Fund’s non-principal investments are described in the SAI. The SAI also provides additional information about the risks associated with the Fund’s principal investments.

Counterparty Credit Risk

A party to a transaction involving the Fund, including a counterparty to a repurchase agreement, may default or otherwise be unable or unwilling, or be

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perceived by the marketplace to be unable or unwilling, to meet its obligations. This could cause the Fund to suffer delays and incur costs or lose money in exercising its rights under the transaction. In a repurchase agreement, there exists the risk that, when the Fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering or disposing of the collateral.

Interest Rate Risk

Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall, and when interest rates fall, prices of fixed-income securities rise. Redemptions from the Fund at a time when interest rates are rising may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Market factors, such as a lack of demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. In general, interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Although variable and floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Similarly, if interest rates decline variable and floating rate securities generally will not increase in value as much as fixed rate instruments. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise or fall. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Market conditions in which short-term interest rates are at low or negative levels pose additional risks to the Fund because yields can be very low. During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). Such conditions may also have an adverse impact on the Fund’s ability to maintain a stable $1.00 Share price. Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.

LIBOR Replacement Risk

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021.

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The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Stable NAV Risk

The Fund may not be able to maintain a stable $1.00 Share price at all times. If the Fund or another money market fund fails to maintain a stable NAV (or such perception exists in the marketplace), the Fund could be subject to increased redemptions, which may adversely impact the Fund’s Share price. In general, certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. Neither the Fund’s sponsor nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not rely on or expect that they or any person will provide any type of financial support to the Fund at any time to help the Fund maintain a stable $1.00 Share price. The Fund is permitted, among other things, to reduce or withhold any income and gains generated by the Fund to maintain a stable $1.00 Share price.

Technology Risk

Various technologies are used in managing the Fund, consistent with its investment objective and strategy. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies, and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Call Risk

Call risk is the possibility that an issuer may redeem a Government Security before maturity (a “call”). If a Government Security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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Risk Related to the Economy

The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, government defaults, government shutdowns, war, acts of terrorism, regional conflicts, social unrest, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a recent outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The duration of the outbreak and its effects cannot be determined with certainty. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

An increase in demand for Government Securities resulting from an increase in demand for government money market funds may lead to lower or negative yields on such securities. In addition, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services. A government shutdown could temporarily affect the ability of the

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U.S. government to meet its obligations and cause the Fund to sell investments at reduced prices in the open market, and could also result in unusually high redemption requests, which may require the Fund to sell investments at disadvantageous prices or under unfavorable conditions.

In addition, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain Government Securities, including those held by the Fund, which could have a material adverse impact on the Fund.

Government Securities Risk

Although Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government will provide financial support to securities of its agencies or instrumentalities if it is not obligated to do so under law. The maximum potential liability of the issuers of some Government Securities held by the Fund may greatly exceed their current resources, and it is possible that issuers of Government Securities will not have the funds to meet their payment obligations in the future.

Risk Associated with Investing Share Purchase Proceeds

On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

Issuer Focus Risk

To the extent that the Fund focuses its investments in securities issued or guaranteed by a small number of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, it may be more exposed to developments affecting an individual U.S. government agency or instrumentality than a fund that invests more broadly.

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Issuer Credit Risk

It is possible that interest or principal on securities will not be paid when due. Government Securities generally have less credit risk than other fixed income securities, but are not completely free from credit risk.

Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (“NRSROs”) such as Fitch Ratings Inc., Moody’s Investors Service, Inc., and Standard & Poor’s Financial Services LLC that assign ratings to securities by assessing the likelihood of issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its Share price, and its investment performance. Credit ratings are not a guarantee of quality, and they reflect only the opinion of an NRSRO. Credit ratings may prove to be incorrect in their assessment of credit risk because they may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Sub-adviser’s credit assessment. Ratings are just one factor that the Sub-adviser considers in its credit assessment and analysis.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline if interest rates remain unchanged.

Risk Associated with the Use of Amortized Cost

In the unlikely event that the Board were to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent practicable, such dilution or unfair results, including, but not limited to, considering suspending redemption of Shares and liquidating the Fund under Rule 22e-3 under the 1940 Act.

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Additional Factors Affecting Yield

There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable NAV. The Fund’s yield could also be negatively affected (both in absolute terms and as compared to other money market funds) by aspects of its investment program (for example, its investment policies, strategies, or limitations) or its operational policies (for example, its cut-off time for purchases and redemptions of Shares).

MANAGEMENT OF THE FUND

Investment Adviser

Passport Research, Ltd.

Passport Research, a Securities and Exchange Commission (“SEC”) registered investment adviser, with its principal place of business located at 12555 Manchester Road, St. Louis, Missouri 63131, serves as investment adviser and administrator to the Fund pursuant to an Investment Management and Administration Agreement with the Fund dated January 27, 2017 (the “Advisory Agreement”). The Adviser was formed as a Pennsylvania limited partnership on May 21, 1981 and is a wholly owned subsidiary of Edward Jones, which is in turn a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. Edward Jones is a financial services firm with branch offices in the United States and Canada. The Adviser does not manage any accounts other than the Fund.

As the Adviser, Passport Research has overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio and, subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Sub-adviser. For its investment advisory and administrative services, the Adviser receives an annual fee of 0.20% of the Fund’s average daily net assets, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses) to an annual rate of 0.72% of the average daily net assets of the Fund’s Investment Shares and Retirement Shares. Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to recoupment by the Adviser in the three-year period following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses

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(taking into account other recoupments) does not exceed the expense cap (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of recoupment.

This Expense Limitation Agreement will remain in effect until June 30, 2021, and may only be changed or eliminated with the approval of the Board during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Passport Research provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one-year term.

In addition to the Expense Limitation Agreement, the Adviser and/or its affiliates may also voluntarily reimburse expenses or waive all or a portion of its fees for the Fund to the extent necessary to attempt to avoid a negative yield (the “Voluntary Reduction”). The Voluntary Reduction is not subject to recoupment and can be discontinued or reinstated at any time without advance notice. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated February 29, 2020, which covers the period from March 1, 2019 to February 29, 2020.

Sub-adviser

Federated Investment Management Company

Pursuant to the terms of a Sub-Advisory and Sub-Administration Agreement dated January 27, 2017 (the “Sub-Advisory Agreement”) and subject to the supervision of the Adviser and the Board, Federated Investment Management Company, a wholly owned subsidiary of Federated Hermes, Inc. (“Federated”), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, provides sub-advisory services to the Fund, including buying and selling portfolio securities, and Federated Administrative Services (“FAS”), an affiliate of the Sub-adviser, provides sub-administrative services to the Fund. Federated Advisory Services Company, an affiliate of the Sub-adviser, provides certain support services to the Sub-adviser. The fee for these services is paid by the Sub-adviser and not by the Fund.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-adviser and FAS receive directly from the Fund an aggregate annual fee, which is calculated daily and paid monthly based on the Fund’s average daily net assets. For the purposes of determining compensation under the Advisory Agreement, the Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount equal to any payment made pursuant to the Sub-Advisory Agreement.

The Sub-adviser and other subsidiaries of Federated advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized

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separately managed accounts (including non-U.S./offshore funds) which totaled approximately $575.9 billion in assets as of December 31, 2019. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,900 employees. Federated provides investment products to approximately 11,500 investment professionals, institutions and intermediaries.

The Sub-adviser advises approximately 75 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $344.3 billion in assets as of December 31, 2019.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated February 29, 2020, which covers the period from March 1, 2019 to February 29, 2020.

Multi-Manager Exemptive Order

An exemptive order has been obtained from the SEC that permits the Adviser, subject to certain conditions, to select new unaffiliated sub-advisers with the approval of the Board but without obtaining shareholder approval. The order also permits the Adviser to change the terms of the agreements with the sub-advisers and to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of a sub-advisory agreement. The order also permits the Fund to disclose sub-adviser fees only in the aggregate in its registration statement. This arrangement has been approved by the Board and the Fund’s shareholders. Shareholders will be notified of the retention of a new sub-adviser within 90 days of the hiring. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.

For the fiscal year ended February 29, 2020, the Fund paid the Adviser and the Sub-adviser aggregate fees totaling 0.20% of the Fund’s average daily net assets.

PURCHASE AND SALE OF FUND SHARES

Calculation of Net Asset Value

The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing its portfolio securities using the amortized cost method. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the

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daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. In addition, for regulatory purposes, the Fund calculates a market-based NAV per Share each day the Fund calculates the NAV per Share based on the amortized cost valuation method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge.

You can purchase or redeem Shares any day the NYSE is open for business (a “Regular Business Day”). You may also be able to purchase and redeem Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Board determines to allow Fund Share transactions on such days (a “Special Trading Day”). If the Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when NAV, and entitlement to that day’s dividend, will be determined) will be posted on the Fund’s website at www.edwardjones.com/moneymarket. The information set forth in this Prospectus regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days.

When the Fund receives your transaction request in good order, it is processed at the next determined NAV. Good order means that (i) your transaction request includes complete information, and (ii) sufficient assets are already in your account or new assets have been received in your account. NAV is determined at 2:00 p.m. (Eastern time) and as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.

Payments to Edward Jones

The Fund pays fees as described below to Edward Jones.

Rule 12b-1 Fees

The Board has adopted a Rule 12b-1 Plan, pursuant to which distribution and/or service fees of 0.25% of the average daily net assets of the Investment Shares and Retirement Shares of the Fund are paid to Edward Jones for the sale and distribution of Fund Shares, and for services provided to Investment Shares and Retirement Shares shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Service Fees

Investment Shares and Retirement Shares may pay Shareholder Service Fees of up to 0.15% of their average daily net assets to Edward Jones for providing services to shareholders and maintaining shareholder accounts.

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How to Buy Shares

The Fund offers two Share classes: Investment Shares and Retirement Shares, each representing interests in a single portfolio of securities. Investment Shares are eligible to be purchased or held only in non-retirement accounts. Retirement Shares are eligible to be purchased or held only in retirement accounts.

The Fund’s Distributor, Edward Jones, markets the Shares described in this Prospectus exclusively through Edward Jones to its clients. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones’ clients’ accounts. Edward Jones may establish its own terms and eligibility requirements for its clients’ use of the Fund as a “sweep” investment vehicle. Potential investors should contact Edward Jones for additional details about whether they are eligible to invest in the Fund.

After opening an Edward Jones account, and subject to Edward Jones’ eligibility requirements, you may purchase Shares by contacting your Edward Jones financial advisor. You may pay for the purchase by check, wire, electronic funds transfer, a transfer from another Edward Jones account, or an available cash balance in your Edward Jones account. Such purchases will typically settle and begin earning dividends no later than the following business day after receipt by the Fund. When payment is made by check, the order is considered received after the check is converted into federal funds by Edward Jones. This is normally within three business days of receiving the check. When payment is made by wire with federal funds, by electronic funds transfer or a transfer from another Edward Jones account, the order is considered received within one business day.

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any request to purchase Shares.

How to Sell Shares

You may redeem Shares by submitting a request in person to your Edward Jones financial advisor, by telephone, by mail, by check, by debit card or online. Shares may also be redeemed automatically to satisfy any debit balance in your Edward Jones account.

If you call or complete an online transaction before 2:00 p.m. (Eastern time), generally your redemption will be mailed to you or initiated the same day. You will not receive that day’s dividend.

If you call or complete an online transaction after 2:00 p.m. (Eastern time), generally your redemption will be mailed to you or initiated no later than the following business day. You will receive that day’s dividend.

Your account will continue to receive the daily dividend declared on the Investment Shares or Retirement Shares being redeemed until your check is presented for payment or your debit card transaction is processed. Any attempt to redeem Shares through checkwriting or debit card before the purchase instrument has cleared will be automatically rejected.

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The Fund may sell portfolio assets, hold cash or cash equivalents, use short term borrowings from its custodian (if available), and/or redeem Shares in-kind (as described below), as necessary, to meet redemption requests.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

A redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after a redemption request is received in good order (or the same day if a redemption request is received in good order before 2:00 p.m. (Eastern time)). Payment may be delayed for up to seven days:

∎	to allow your purchase to clear (as discussed below);

∎	during periods of market volatility;

∎	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

∎	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed for more than seven days, during any period:

∎	when the NYSE is closed, other than customary weekend and holiday closings;

∎	when trading on the NYSE is restricted, as determined by the SEC;

∎	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or

∎	in which there are emergency conditions including liquidation of the Fund as provided in Section 22(e), and rules thereunder, of the 1940 Act.

Pursuant to rules under Section 22(e) of the 1940 Act, while it is unlikely that the Fund’s weekly liquid assets would fall below 10% given the Fund’s investment strategy and operation as a government money market fund, the Board, in its discretion, may suspend redemptions in the Fund and approve the liquidation of the Fund if the Fund’s weekly liquid assets were to fall below 10% and the Board determines it would not be in the best interest of the Fund to continue operating. The Board also may suspend redemptions in the Fund and approve the liquidation of the Fund if the Board determines that the deviation

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between the Fund’s amortized cost price per Share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Account and Share Information

Account Activity

You will receive periodic statements reporting all account activity, including dividends and capital gains paid. Your method of payment for the purchase of Shares will determine when your order is received by the Fund and you begin earning dividends. You will earn dividends through the day your redemption request is received, if such request is received after 2:00 p.m. (Eastern time), but not if received prior to 2:00 p.m. (Eastern time).

Dividends and Capital Gains

The Fund declares any dividends daily and pays them monthly to shareholders.

From time to time, the Fund may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low account balances, you must maintain a $2,500 average monthly balance in Investment Shares, or Edward Jones, in its capacity as the Fund’s transfer agent, may charge you a $3.00 fee for that month. If you own Retirement Shares, you must maintain a $1,500 average monthly balance, or the $3.00 fee may apply. Certain accounts may not be subject to the average monthly balance requirement pursuant to Edward Jones’ policies. Please contact your Edward Jones financial advisor for additional information.

Tax Information

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax

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consequences of investing in the Fund. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future.

Once a year, Edward Jones sends an Internal Revenue Service (“IRS”) Form 1099 and an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. Fund distributions of dividends and capital gains you receive, whether in cash or reinvested in additional Shares of the Fund, may be subject to federal, state, and local taxation, depending on your tax situation. Dividends are taxable at different rates depending upon the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be primarily dividends.

It is anticipated that the Fund will maintain a constant price per Share and that shareholders will not generally realize gain or loss with respect to such Shares. If a sale of Shares results in a gain or loss to you, the gain or loss generally will be treated as short-term if you held the shares 12 months or less, long-term if you held the Shares for longer. For tax purposes, a redemption of Fund Shares is treated as a taxable sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Shares of the Fund).

As previously discussed, the Fund intends to maintain a constant price per Share and shareholders will generally not realize gain or loss with respect to such Shares. The Fund (or its administrative agent), however, must report to the IRS and furnish to its shareholders the cost basis information for Fund Shares. In addition to reporting the gross proceeds from the sale of Fund Shares, the Fund (or its administrative agent) is also required to report the cost basis information for such Shares and indicate whether these Shares have a short-term or long-term holding period. For each sale of its Shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s Shares may not be changed after the settlement date of each such sale of Shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Please consult your tax advisor regarding your federal, state, and local tax liability. More information about taxes is in the SAI.

Frequent Trading Policies

Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that under normal circumstances frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund’s portfolio and its performance.

Portfolio Holdings Information

A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the Fund’s website, www.edwardjones.com/moneymarket, five business days after the end of each month and remains posted on the website for six months thereafter. The Fund’s Shadow Price (market-based value of the Fund’s portfolio), Daily and Weekly Liquid Assets, and Daily Flows are posted every business day and remain posted on the website for six months thereafter.

The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed, free of charge, at the Fund’s website and on the SEC’s website at www.sec.gov. Complete listings of the Fund’s portfolio holdings as of the end of each month are included in reports filed with the SEC on Form N-MFP. These reports and regulatory filings are also available on the SEC’s website. In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to the Fund’s website.

A more detailed description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, investment sub-adviser, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements

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against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Fund.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

The Fund reserves the right to discontinue offering Shares at any time or to cease operations and liquidate at any time.

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Financial Highlights

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal years ended on or after February 28, 2017 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Fund’s 2020 Annual Report , which is available upon request by calling your Edward Jones financial advisor, by calling the Fund at 1-800-441-2357, or online at www.edwardjones.com/moneymarket.

The information for the fiscal years ended on or before February 29, 2016 was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.

Financial Highlights – Investment Shares

	Year Ended February 29 or 28,
Per Share Operating Performance	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Increase/(Decrease) in Operations:
Net investment income	0.014	0.014	0.004	0.000 [1]	0.000 [1]
Net realized gain/(loss) on investments	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
TOTAL FROM INVESTMENT OPERATIONS	0.014	0.014	0.004	0.000 [1]	0.000 [1]
Less Distributions From:
Net investment income	(0.014)	(0.014)	(0.004)	(0.000)[1]	(0.000)[1]
Net realized gain/(loss) on investments	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.014)	(0.014)	(0.004)	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	1.45%	1.36%	0.36%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000’s omitted)	$22,238,699	$23,269,338	$16,473,982	$15,986,777	$11,379,671

Ratios to Average Net Assets:
Expenses before waivers	0.69%	0.71%	0.70%	0.80%	0.81%
Expenses net of waivers	0.69%	0.71%	0.70%	0.47%	0.18%
Net investment income	1.44%	1.39%	0.36%	0.01%	0.01%

1	Represents less than $0.0005 per share.
2

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

27

Financial Highlights – Retirement Shares

	Year Ended February 29 or 28,
Per Share Operating Performance	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Increase/(Decrease) in Operations:
Net investment income	0.014	0.013	0.003	0.000 [1]	0.000 [1]
Net realized gain/(loss) on investments	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
TOTAL FROM INVESTMENT OPERATIONS	0.014	0.013	0.003	0.000 [1]	0.000 [1]
Less Distributions From:
Net investment income	(0.014)	(0.013)	(0.003)	(0.000)[1]	(0.000)[1]
Net realized gain/(loss) on investments	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.014)	(0.013)	(0.003)	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	1.42%	1.35%	0.34%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000’s omitted)	$7,556,180	$7,278,308	$6,536,200	$5,431,516	$3,185,729

Ratios to Average Net Assets:
Expenses before waivers	1.15%	1.17%	1.08%	0.91%	0.90%
Expenses net of waivers	0.72%	0.72%	0.72%	0.47%	0.18%
Net investment income	1.41%	1.35%	0.34%	0.01%	0.01%

1	Represents less than $0.0005 per share.
2

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

28

An SAI dated June 29, 2020, as it may be amended from time to time, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your Edward Jones financial advisor or the Fund at 1-800-441-2357.

These documents are also available on the Edward Jones website at www.edwardjones.com/moneymarket.

You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Edward Jones Money Market Fund

12555 Manchester Road

Saint Louis, Missouri 63131

1-800-441-2357

www.edwardjones.com

Investment Company Act File No. 811-2993

CUSIP 48019P102

CUSIP 48019P201

Share Class	Ticker		Edward Jones Money Market Fund
Investment	JNSXX

This Statement of Additional Information (“SAI”) is not a Prospectus. You should read this SAI in conjunction with the Prospectus for Edward Jones Money Market Fund (the “Fund”), dated June 29, 2020, as it may be amended from time to time.

Retirement	JRSXX

This SAI incorporates by reference the Fund’s Annual Report. You may obtain the Prospectus or the Annual Report and Semiannual Report without charge by contacting your Edward D. Jones  & Co., L.P. (“Edward Jones”) financial advisor or online at www.edwardjones.com/moneymarket.

Contents
		1	The Fund
		1	Investment Objective and Principal Investment Strategies
		5	Investment Risks
		9	Investment Policies
		11	Determining Value of Securities
		11	Distributor
		13	Redemptions In-Kind
		13	Massachusetts Partnership Law
		13	Account and Share Information
		13	Tax Information
		18	Trustees and Officers
		30	Financial Information
		30	Addresses

Edward Jones Money Market Fund
12555 Manchester Road
Saint Louis, Missouri 63131
1-800-441-2357
www.edwardjones.com/moneymarket
Edward D. Jones & Co., L.P.,
Distributor

THE FUND

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on January 9, 1980. The Board of Trustees (the “Board” or “Trustees”) has established two classes of shares of the Fund, known as Investment Shares and Retirement Shares (collectively, “Shares”). This SAI relates to both classes of Shares. The Fund’s investment adviser is Passport Research, Ltd. (“Adviser” or “Passport Research”) The Fund’s investment sub-adviser is Federated Investment Management Company (“Sub-adviser”).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per Share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal.

The Fund operates as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). A “government money market fund” is required to invest at least 99.5% of its total assets in cash, Government Securities (as defined below), repurchase agreements that are collateralized by cash or Government Securities, and/or shares of other “government money market funds.” Government Securities are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, or its agencies or instrumentalities.

“Government money market funds” are exempt from Rule 2a-7 requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates if the Fund’s liquidity falls below required minimums. While the Board may elect to subject the Fund to the liquidity fees and/or redemption gates requirements in the future after providing appropriate notice to shareholders, the Board has not elected to do so at this time.

Certain of the Government Securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans, or other benefits. The Fund may also invest in Government Securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in Government Securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support, such as those issued by the Federal Farm Credit System. Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Rule 2a-7 governs the maturity, quality, liquidity, and diversification of money market fund investments. Under these requirements, the Fund must maintain a dollar-weighted average maturity (“WAM”) of 60 days or less and a dollar-weighted average life (“WAL”) to maturity of 120 days or less, and will only acquire securities maturing in 397 days (approximately 13 months) or less.

Description of Permitted Investments

The principal securities or other investments in which the Fund invests are described above. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective.

The following discussion provides additional information about the Fund’s principal investment strategies and related risks, as well as information about non-principal investment strategies (and related risks) that the Fund may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, is considered by the Fund to be a non-principal strategy (or related risk).

Treasury Securities

Treasury securities, including U.S. Treasury Inflation Protected Securities, are fixed-income securities that are direct obligations of the federal government of the United States.

Government Securities

Government Securities are fixed-income securities issued or guaranteed by the U.S. government or a federal agency or instrumentality acting under federal authority, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Some Government Securities, including those issued by Ginnie Mae, are supported by the full faith and credit of the United States, and are guaranteed only as to the timely payment of interest and principal. Other Government Securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Freddie Mac, Fannie Mae and Tennessee Valley Authority in support of such obligations.

Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.

Certain Government Securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risk.

Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

The total public debt of the U.S. government as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

An increase in the U.S. national debt levels has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, a major rating agency lowered its long term sovereign credit rating of the U.S. government. In explaining the downgrade at that time, the rating agency cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae, which establish the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury’s obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments in Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (“NRSROs”) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (“GSEs”), is in serious question as the U.S. government is considering options ranging from significant reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.

The FHFA and the White House have made public statements regarding plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain securities in which the Fund may invest. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause the Fund to lose value.

Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative seeks to support the overall liquidity of the to-be-announced (“TBA”) market. Fannie Mae and Freddie Mac began issuing uniform mortgage-backed security (“UMBS”) in June 2019. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities (“MBS”) and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a Fund, to adapt to the issuance of UMBS. The Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of the COVID-19 outbreak. For instance, on March 18, 2020, the FHFA directed Fannie Mae and Freddie Mac to suspend foreclosures and evictions for at least 60 days due to the COVID-19 pandemic. This foreclosure and eviction suspension applies to homeowners with a Fannie Mae– or Freddie Mac–backed single family mortgage. In addition, the FHFA instructed Fannie Mae and Freddie Mac to provide payment forbearance to single family borrowers, which will allow mortgage payments to be suspended for up to 12 months (without incurring late fees) due to hardship caused by COVID-19.

Following the FHFA directives, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted into law. The CARES Act provides, among other things, that a borrower with a federally backed one- to four-family residential mortgage loan (e.g., a loan purchased or securitized by Fannie Mae or Freddie Mac) experiencing financial hardship due to the COVID-19 pandemic may request forbearance regardless of delinquency status. Upon receipt of a borrower’s request for forbearance, the forbearance must be granted for up to 180 days, and must be extended for a further 180 days at the request of the borrower. Multifamily loan borrowers are also entitled to forbearance provided they were current on their payments as of February 1, 2020. Upon receipt of a request for forbearance, the servicer must provide forbearance for up to 30 days and upon request of the borrower, extend the forbearance period for up to two additional 30-day periods. Further, under the CARES Act, servicers of covered one- to four-family residential loans are also prohibited from initiating foreclosure for the 60-day period beginning March 18, 2020, and no owner of a covered property may initiate eviction proceedings against a residential tenant for nonpayment of rent during the 120-day period after enactment of the statute.

It is difficult to predict how the CARES Act or other government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets. However, high forbearance rates create a real possibility of billions of dollars of loan servicers’ obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. In response to this possibility, the FHFA announced on April 21, 2020 that loan servicers’ obligation to advance scheduled monthly payments for Fannie Mae and Freddie Mac backed single-family mortgage loans in forbearance will be limited to four months. After the four-month period, Fannie Mae and Freddie Mac will stand ready to take over advancing payments to investors in MBS pool. This FHFA action clarifies that mortgage loans with COVID-19 payment forbearances shall be treated similar to a natural disaster event and will remain in the MBS pool. This change is intended to reduce the potential liquidity demands on Fannie Mae and Freddie Mac resulting from loans in COVID-19 forbearance and delinquent loans, but there is no assurance that such change will reduce the liquidity demands on Fannie Mae and Freddie Mac or prevent financial hardship on Fannie Mae and Freddie Mac generally as a result of the mandated COVID-19 payment forbearances and resulting obligation to advance payments to investors. Accordingly, the Fund cannot predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

Zero-Coupon Securities

Certain Government Securities in which the Fund invests are zero-coupon securities. Zero-coupon securities are fixed-income securities that do not pay interest or principal until final maturity, unlike fixed-income securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risk of a zero-coupon security.

Government Mortgage-Backed Securities (“government MBS”)

A government MBS is a type of pass-through fixed-income security, which is a pool of fixed-income securities repackaged as interests that pass principal and interest through an intermediary to investors. In the case of government MBS, the ownership interest is issued by a trust and represents participation interests in pools of adjustable and fixed-rate mortgage loans. Government MBS are issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities). Unlike conventional debt obligations, mortgage-backed securities (“MBS”) provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most government MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently.

Investments in government MBS expose the Fund to interest rate, prepayment and credit risks.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Sub-adviser.

The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements plus a certain amount of securities or cash in excess of the securities subject to repurchase. The securities and any cash held by the Fund serve as collateral for the counterparty’s obligations. The Sub-adviser or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

The Fund may enter into repurchase agreements in which eligible securities and any cash collateral are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Sub-adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and other clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

Repurchase agreements are subject to counterparty credit risk.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Asset Segregation

In order to secure its obligations in connection with special transactions, such as reverse repurchase agreements or when-issued and delayed delivery transactions, the Fund will either enter into offsetting transactions or set aside or earmark on the Fund’s books readily marketable securities. Unless the Fund has other readily marketable assets to set aside or earmark, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including securities of money market funds advised by the Sub-adviser, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. Such securities will be acquired by the Fund within the limits of the 1940 Act, the rules and regulations thereunder or any exemption therefrom. The other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Sub-adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

INVESTMENT RISKS

There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information with respect to a principal risk factor referenced in the Prospectus or information with respect to a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Prepayment Risk

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on government MBS include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding government MBS.

For example, when interest rates decline, the values of government MBS generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on government MBS.

Conversely, when interest rates rise, the values of government MBS generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of government MBS, and cause their value to decline more than traditional fixed-income securities.

Generally, government MBS compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a government MBS and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the government MBS to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Risk Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Sub-adviser and accounts managed by affiliates of the Sub-adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

Liquidity Risk

Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund’s ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers or credit enhancement providers, or due to general market conditions and a lack of willing buyers.

Interest Rate Risk

Debt securities are interest-bearing investments that promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by changes in interest rates than shorter-term securities.

Negative Interest Rates. Certain debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Adjustable Rate Obligations. Interest rate on adjustable rate obligations may be floating or variable. For certain adjustable-rate obligations, the rate rises and declines based on the movement of a reference index of interest rates and is adjusted periodically according to a specified formula. Adjustable-rate securities generally are less sensitive to interest rate changes, but may lose value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, adjustable-rate securities generally will not increase in value if interest rates decline. When the Fund holds adjustable-rate securities, a reduction in market or reference interest rates will reduce the income received from such securities.

Adjustable-rate obligations include floating- and variable-rate obligations. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals, while the interest rate on floating-rate obligations is adjusted when the rate on the underlying index changes. These obligations typically have long-stated maturities and may have a conditional or unconditional demand feature that permits the holder to demand payment of principal at any time or at specified intervals.

LIBOR Replacement Risk

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, and other instruments or investments comprising some or all of the Fund’s investments. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. This, in turn, may affect the value or liquidity or return on certain of the Fund’s investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Risk Related to the Economy

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events could disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. An outbreak of an infectious respiratory disease caused by a novel coronavirus (known as COVID-19) was first detected in China in December 2019 and has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other changes, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The duration of the outbreak and its effects cannot be determined with certainty. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, Congress passed, and President Trump signed, the CARES Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. The Trump administration has signaled that it intends to support additional legislation in response to COVID-19 in the coming months. In addition, in mid-March 2020 the Federal Reserve cut interest rates, taking the federal funds rate to a range of 0-0.25%, and has promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Federal Reserve also enacted various programs to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Federal Reserve also plans to extend credit to small- and medium-sized businesses.

The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund. It is not known how long the financial markets will continue to be affected by these events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in the Fund’s investments be predicted. Fiscal stimulus packages such as the CARES Act serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for the United States. Federal Reserve policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

Cybersecurity, Operational, and Business Continuity Risk

Like other funds and business enterprises, the increasing use of technology and computer systems in general and, in particular, the Internet and other electronic media to conduct necessary business functions exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential information security, operational and related risks or incidents (collectively, “cyber-events”).

Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “hacktivists,” among others. Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events from time to time. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.

Cyber-events can affect, potentially in a material way, the Fund’s relationships with its clients, customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.

The Fund’s Adviser, Sub-adviser and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser and Sub-adviser employ various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. However, there is no guarantee that the efforts of the Fund’s Adviser, Sub-adviser or their affiliates, or other service providers, will succeed, either entirely or partially as there are inherent limits on the Fund’s ability to prevent or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, Sub-adviser and their relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.

The Fund and its service providers are also subject to risks associated with technological and operational disruptions or failures arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in Fund Shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and the Fund and its shareholders may bear costs tied to these risks.

The Fund and its service provides are also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Fund and its service providers and their ability to conduct business and process transactions. Although the Fund and its service providers have business continuity plans, it is possible that the plans may not operate as intended or required and that the Fund and/or it service providers may not be able to provide required services, process transactions, deliver documents or calculate its NAV. It is also possible that service levels may decline as a result of such events.

In addition to direct impacts to shareholders, cyber security and other events described above may result in adverse impacts to the Fund, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Fund may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Fund in enhancing and upgrading computer systems and systems security following a cyber-event or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Fund and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Fund and its service providers have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers.

INVESTMENT POLICIES

Diversification of Investments

The Fund is a “diversified company” within the meaning of the 1940 Act and is subject to any rules, regulations or interpretations thereunder.

Selling Short and Buying on Margin

The Fund will not purchase any money market instruments on margin or sell any money market instruments short but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

Borrowing Money

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. The Fund will liquidate any such borrowings as soon as possible. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

Lending Cash or Securities

The Fund will not lend any of its assets (except that it may purchase or hold money market instruments, to include repurchase agreements and variable amount demand master notes, permitted by the investment objective and policies).

Issuing Senior Securities

The Fund will not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Fund.

Concentration of Investments

The Fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry.

However, investing in bank instruments such as time and demand deposits and certificates of deposit, Government Securities or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

Investing in Commodities or Real Estate

The Fund will not invest in commodities, commodity contracts or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor interests therein.

The above policies cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Acquiring Securities

The Fund will not acquire the voting securities of any issuer. It will not invest in securities of a company for the purpose of exercising control or management.

Investing in Restricted Securities

The Fund may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. The Fund may invest without limitation in restricted securities which are determined to be liquid under criteria established by the Board. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to not more than 5% of its total assets.

Additional Non-Fundamental Policy

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. “Government money market funds” are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.

Additional Information

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and rules and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING VALUE OF SECURITIES

The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles (“GAAP”) in the United States of America. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund’s portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7. Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as reducing or withholding any income and gains generated by the Fund, redeeming in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

DISTRIBUTOR

Edward Jones, 12555 Manchester Road, St. Louis, MO 63131, serves as the principal underwriter and distributor (the “Distributor”) of the Fund pursuant to a distribution agreement between Edward Jones and the Fund. The Distributor offers Shares on a continuous, best-efforts basis exclusively to clients of Edward Jones. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones’ clients’ accounts. Edward Jones may establish its own terms and eligibility requirements for its clients’ use of the Fund as a “sweep” investment vehicle. Potential investors should contact Edward Jones for additional details about whether they are eligible to invest in the Fund. The Adviser is a wholly owned subsidiary of Edward Jones, which is in turn a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P.

Payments to Edward Jones

The Fund pays fees as described below to Edward Jones.

Rule 12b-1 Plan (Investment Shares and Retirement Shares)

The Board has adopted a Distribution Plan with respect to the Investment Shares and Retirement Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the applicable class of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.

Under the Plan, the Distributor will receive 0.25% of the average daily net assets of the Investment Shares and Retirement Shares as compensation for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund); promotional and incentive programs; and such other marketing expenses that the Distributor may incur. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor. The Fund intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

For the fiscal year ended February 29, 2020, the Fund paid the Distributor the following 12b-1 fees pursuant to the Plan:

12b-1 Fees Paid
2020
Investment Shares	$55,052,694
Retirement Shares	$17,652,570

Shareholder Servicing Plan (Investment Shares and Retirement Shares)

The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of 0.15% of the average daily net assets of Investment Shares and Retirement Shares of the Fund may be paid to Edward Jones. Under the plan, Edward Jones may perform certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

For the fiscal year ended February 29, 2020, the Fund paid the following amounts in shareholding servicing fees to Edward Jones:

Shareholder Servicing Fees Paid
2020
Investment Shares	$33,031,616
Retirement Shares	$10,591,542

REDEMPTIONS IN-KIND

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

A redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund’s obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

Voting Rights

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights, except in matters affecting only a particular class; in that instance only Shares of that class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund’s outstanding Shares.

As of May 31, 2020, there were no shareholders who owned of record, beneficially, or both, 5% or more of the outstanding Investment Shares or Retirement Shares.

Shareholders owning 25% or more of outstanding Shares may be deemed to control the Fund within the meaning of the 1940 Act, and may be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

You are urged to consult with your own tax advisor regarding your investment in the Fund.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be treated as a regulated investment company (“RIC”). By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, Government Securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting interest, in the securities (other than Government Securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders

The Fund receives income generally in the form of interest. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, even though the distributions are automatically reinvested in additional Shares. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders, which are currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

Although dividends generally will be treated as distributed when paid, dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund’s shareholders will be notified annually by the Fund (or their brokers) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. Shareholders who have not held Fund Shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemptions

It is anticipated that the Fund will maintain a constant price per Share and that shareholders will not generally realize gain or loss with respect to such Shares. Any gain or loss recognized on a sale, exchange, or redemption of Shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of Shares of the Fund).

As previously discussed, the Fund intends to maintain a constant price per Share and shareholders will generally not realize gain or loss with respect to such Shares. The Fund (or its administrative agent), however, must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund Shares. In addition to the requirement to report the gross proceeds from the sale of Fund Shares, the Fund is also required to report the cost basis information for such Shares and indicate whether these Shares had a short-term or long-term holding period. For each sale of Fund Shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default cost basis method which has been communicated to you. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund Shares may not be changed after the settlement date of each such sale of Fund Shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting.

Taxation of Fund Investments

Certain of the Fund’s investments may be subject to complex provisions of the Code that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirements and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Sub-adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its eligibility for treatment as a RIC.

With respect to investments in zero-coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Sub-adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a Real Estate Investment Trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-

financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding

The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. The Fund will not pay any additional amounts in respect to any amounts withheld. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

TRUSTEES AND OFFICERS

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The address of each person listed is 12555 Manchester Road, St. Louis, Missouri 63131. Each Officer is elected annually and each Trustee serves for an indefinite term.

As of May 31, 2020, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

INTERESTED TRUSTEE BACKGROUND, QUALIFICATIONS, AND COMPENSATION

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for Past Five Years	Other Directorships Held During Past Five Years	Qualifications	Aggregate Compensation from Fund and Fund Complex (fiscal year ended February 29, 2020)**
Lena Haas * Born: 1975 Chair-person and Trustee Indefinite Term Began serving: October 2018	Principal, Products (March 2020 – present) and Principal, Banking and Trust Services (November 2017 – March 2020) at Edward Jones; Previously, Senior Vice President, Head of Investing Product Management and Retirement, E*TRADE Financial and President of E*TRADE Capital Management (2011 – 2017)	Director, Craft Alliance Center of Art and Design	Ms. Haas has held a variety of leadership roles at Edward Jones and other financial services firms, in which she gained extensive experience with mutual funds and other investment products. She also currently serves on the board of a non-profit organization.	$0

INDEPENDENT TRUSTEES BACKGROUND, QUALIFICATIONS, AND COMPENSATION

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for the Past Five Years	Other Directorships Held During Past Five Years	Qualifications	Aggregate Compensation from Fund and Fund Complex (fiscal year ended February 29, 2020)**
David D. Sylvester Born: 1950 Trustee Indefinite Term Began serving: January 2017	Retired; Previously, Portfolio Manager at Wells, Fargo & Co. (1979-2015).	Trustee, Minnehaha Academy	Mr. Sylvester managed short-term funds and money market funds for over 40 years. During that time, he was responsible for a large money market fund complex, and played a lead role in the complex’s response to money market fund reform, as well as numerous money market fund acquisitions and mergers.	$113,250

Maureen Leary-Jago Born: 1957 Trustee Indefinite Term Began serving: January 2017	Retired; Previously, Senior Global Advisor at MFS (2004-2016).	None	Ms. Leary-Jago has gained experience with multiple aspects of the investment management industry, including operations, risk management and compliance, through various leadership roles at investment management firms and with industry associations.	$113,250

Timothy Jacoby Born: 1952 Trustee Indefinite Term Began serving: January 2017	Retired; Previously, Partner at Deloitte & Touche Investment Management. (2000-2014)	Audit Committee Chair, Perth Mint Physical Gold ETF (AAAU) (Since 2018); Independent Trustee, Exchange Traded Concepts Trust (13 portfolios) (2014-present); Exchange Listed Funds Trust (9 portfolios) (2014-present); Source ETF Trust (2014-2015)	Mr. Jacoby has over 35 years of combined public accounting and investment management industry experience, which he has gained through various leadership roles at audit and investment management firms, with industry associations and on the boards of other registered funds.	$113,250

*	Ms. Haas is an “interested person,” as defined under the 1940 Act, of the Fund by virtue of her affiliation with the Adviser’s parent company and the Distributor.
**

No Trustee oversees, nor receives compensation from, any other fund within the Fund Complex. The Fund Complex includes the Fund and the nine series of the Bridge Builder Trust, which are advised by Olive Street Investment Advisers, LLC, an affiliate of the Adviser.

OFFICERS*

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for the Past Five Years
Julius A. Drelick III Born: 1966 President Officer since 2019	Director of Fund Administration and Strategic Products at Edward Jones (since 2016); Previously, Senior Vice President and Chief Compliance Officer at Voya Investment Management, LLC (2014-2016); Senior Vice President of Mutual Fund Compliance at Voya Investment Management, LLC (2013); Vice President, Head of Mutual Fund Product Development and Strategic Planning at Voya Investment Management, LLC (2007-2013)

Aaron J. Masek Born: 1974 Treasurer Officer since 2017	Director of Mutual Fund Oversight at Edward Jones (since 2015); Previously, Vice President and Treasurer at AQR Funds (2010-2015)

Paul W. Felsch Born: 1982 Chief Compliance Officer and Vice President Officer since 2020	Senior Compliance Counsel, Edward Jones (since December 2016); Previously, Associate Compliance Counsel, Edward Jones (December 2013-December 2016)

Helge K. Lee Born: 1946 Secretary Officer since 2017	Associate General Counsel and Leader of the Fiduciary Team in the Legal Division at Edward Jones (since 2014); Previously, Special Counsel, Godfrey & Kahn (2005-2014)

Evan S. Posner Born: 1979 Assistant Secretary Officer since 2019	Associate General Counsel at Edward Jones (since October 2018); Previously, Vice President, Counsel at Voya Investment Management (March 2012 – September 2018)

*	Officers do not receive any compensation from the Fund.

BOARD LEADERSHIP STRUCTURE

The Role of the Board. The Board oversees the management and operations of the Fund. Like all mutual funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the Sub-adviser, the Distributor and the Custodian, each of which is discussed in greater detail in this SAI. The Board has appointed various senior employees of Edward Jones as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating Committee and an Audit Committee, which are discussed in greater detail below. Three-quarters (75%) of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the Distributor, or their affiliates. The Chairperson of the Board is an Interested Trustee. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a senior employee of Edward Jones as the President of the Fund. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Interested Chairperson and the Lead Independent Trustee of the Fund (as discussed below), the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Maureen Leary-Jago, an Independent Trustee, serves as the lead Independent Trustee of the Fund. In her role as lead Independent Trustee, Ms. Leary-Jago, among other things: (i) presides over board meetings in the absence of the Chairperson of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairperson of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees may determine from time to time.

David Sylvester, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Fund. The Governance and Nominating Committee is comprised of all of the Independent Trustees. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates suggested by shareholders sent to the attention of the President of the Fund in writing together with the appropriate biographical information concerning each such proposed candidate. Such submissions by shareholders must comply with the notice provisions set forth in the Fund’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in a Fund proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.

The Governance and Nominating Committee will identify and screen Independent Trustee candidates for nomination and appointment to the Board and submit final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee shall take into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of the business and financial matters generally. No one factor is controlling, either with respect to the group or any individual. In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Fund’s business. During the fiscal year ended February 29, 2020, the Governance and Nominating Committee met three times.

Timothy Jacoby, an Independent Trustee, serves as Chair of the Audit Committee of the Fund. The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including by providing independent and objective oversight over the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Fund (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Fund management and the Board. During the fiscal year ended February 29, 2020, the Audit Committee met two times.

Valuation Committee. The Board has delegated day-to-day valuation issues to a Valuation Committee. The Valuation Committee includes at least one officer of the Fund and at least one representative of the Adviser, as appointed by the Board. No Board member serves on the Valuation Committee. The function of the Valuation Committee is to value securities held by the Fund for which current and reliable market quotations are not readily available and to monitor for variations between amortized cost and market-based prices of securities. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, acting pursuant to the procedures approved by the Board, and the actions of the Valuation Committee are subsequently reviewed by the Board.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance, operational, and other risks and how they are managed. The Board also receives reports from the Adviser and the Sub-adviser’s portfolio management personnel as to investment risks of the Fund. In addition to these reports, from time to time, the Board receives reports from the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described in the charts above.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any Trustee as having any special expertise or experience.

BOARD OWNERSHIP OF SHARES IN THE FUND AS OF DECEMBER 31, 2019

Interested Board Member Name	Dollar Range of Shares Owned in Edward Jones Money Market Fund and Family of Investment Companies*
Lena Haas	Over $100,000

Independent Board Member Name
David D. Sylvester	None
Maureen Leary-Jago	None
Timothy Jacoby	None

*	The Fund is the only investment company in the Family of Investment Companies.

INVESTMENT ADVISER

Passport Research, an SEC registered investment adviser, with its principal place of business located at 12555 Manchester Road, St. Louis, Missouri 63131, serves as investment adviser and administrator to the Fund pursuant to an Investment Management and Administration Agreement with the Fund dated January 27, 2017 (the “Advisory Agreement”). The Adviser was formed as a Pennsylvania limited partnership on May 21, 1981 and is a wholly owned subsidiary of Edward Jones, which is in turn a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. Edward Jones is a financial services firm with branch offices in the United States and Canada. The Adviser does not manage any accounts other than the Fund.

Advisory Agreement with the Fund

As the Adviser, Passport Research has overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio and, subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Sub-adviser. For its investment advisory and administrative services, the Adviser receives an annual fee of 0.20% of the Fund’s average daily net assets, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund.

Each of the Fund and Passport Research will bear its respective costs and expenses of performing its obligations under the Advisory Agreement. The Fund shall reimburse Passport Research for its reasonable out-of-pocket expenses incurred in connection with the Advisory Agreement. In addition, the Fund will reimburse Passport Research for any other reasonable expenses not contemplated by the Advisory Agreement that Passport Research may incur on the Fund’s behalf, at the Fund’s request or with the Fund’s consent. With respect to the Fund’s operations, Passport Research will be responsible for (1) providing the personnel, office space and equipment reasonably necessary to perform its obligations under the Advisory Agreement; and (2) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Passport Research.

Under the Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of Passport Research, Passport Research would not be subject to liability for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by Passport Research.

The Advisory Agreement may continue from year to year after an initial two-year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the

Fund, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to Passport Research; and (ii) by Passport Research upon sixty (60) days’ written notice to the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses) to an annual rate of 0.72% of the average daily net assets of the Fund’s Investment Shares and Retirement Shares (the “Expense Limitation Agreement”). Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to recoupment by the Adviser in the three-year period following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses (taking into account other recoupments) does not exceed the expense cap (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of recoupment.

This Expense Limitation Agreement will remain in effect until June 30, 2021, and may only be changed or eliminated with the approval of the Board during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Passport Research provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one-year term.

In addition to the Expense Limitation Agreement, the Adviser and/or its affiliates may also voluntarily reimburse expenses or waive all or a portion of its fees for the Fund to the extent necessary to attempt to avoid a negative yield (the “Voluntary Reduction”). The Voluntary Reduction is not subject to recoupment and can be discontinued or reinstated at any time. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

SUB-ADVISER

Federated Investment Management Company

Pursuant to the terms of a Sub-Advisory and Sub-Administration Agreement dated January 27, 2017 (the “Sub-Advisory Agreement”) and subject to the supervision of the Adviser and the Board, the Sub-adviser, a wholly owned subsidiary of Federated Hermes, Inc., located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, provides sub-advisory services to the Fund, including buying and selling portfolio securities, and Federated Administrative Services (“FAS” or “Sub-Administrator”), an affiliate of the Sub-adviser, provides sub-administrative services to the Fund. Federated Advisory Services Company, an affiliate of the Sub-adviser, provides certain support services to the Sub-adviser. The fee for these services is paid by the Sub-adviser and not by the Fund.

Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Sub-adviser serves as the investment sub-adviser for the Fund, makes investment decisions for the Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

For the sub-advisory and sub-administrative services provided pursuant to the Sub-Advisory Agreement, the Sub-adviser receives directly from the Fund an aggregate annual fee, which is calculated daily and paid monthly, based on the average daily net assets of the Fund. Under the Advisory Agreement, for the purposes of compensation payable to Passport Research, the Fund will be deemed to have paid Passport Research and Passport Research will be deemed to have received an amount equal to any payment made by the Fund directly to the Sub-adviser/FAS under the Sub-Advisory Agreement.

Each of the parties will bear its respective costs and expenses of performing its obligations under the Sub-Advisory Agreement. Passport Research shall reimburse (or cause the Fund to reimburse) FAS as sub-administrator for its reasonable out-of-pocket expenses incurred in connection with the Sub-Advisory Agreement. In addition, Passport Research will reimburse (or cause the Fund to reimburse) the Sub-adviser/FAS for any other reasonable expenses not contemplated by the Sub-Advisory Agreement that the Sub-adviser/FAS may incur on Passport Research’s or the Fund’s behalf, or Passport Research’s or the Fund’s request, or with Passport Research’s or the Fund’s consent.

Under the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of the Sub-adviser or FAS, neither the Sub-adviser nor FAS will be subject to liability for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by the Sub-adviser or FAS.

The Sub-Advisory Agreement may continue from year to year after an initial two-year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Sub-adviser/FAS upon sixty (60) days’ written notice to Passport Research and the Fund; and (ii) by Passport Research or the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to the Sub-adviser/FAS.

Multi-Manager Structure

An exemptive order has been obtained from the SEC that permits the Fund to operate under a manager of managers structure, which permits the Adviser, subject to certain conditions, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of the Fund with the approval of the Board but without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser. The Fund’s shareholders have approved the adoption of the Manager of Managers Structure by the Fund. The exemptive order provides that amounts payable by the Adviser to the sub-advisers under the Fund’s sub-advisory agreements only need to be disclosed in the aggregate in the Fund’s registration statement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of the retention of a new sub-adviser within 90 days of the hiring.

The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement to the Board.

FEES PAID TO THE ADVISER AND THE SUB-ADVISER

For the fiscal years ended February 28, 2018 and 2019 and February 29, 2020, the Fund paid the following fees to the Adviser:

Contractual Fees			Fees Waived			Total Fees Paid (After Waivers)
2018	2019	2020	2018	2019	2020	2018	2019	2020
$42,625,989	$50,643,689	$58,164,211	$0	$0	$0	$42,625,989	$50,643,689	$58,164,211

For the fiscal years ended February 28, 2018, February 28, 2019 and February 29, 2020, the Total Fees Paid (After Waivers) to the Adviser include the following fees paid by the Fund to the Sub-adviser:

2018	2019	2020
$8,525,198	$10,128,738	$11,632,842

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Sub-adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Sub-adviser’s policies and procedures for voting the proxies, which are described below. The Sub-adviser’s policies and procedures are continually reviewed and updated.

Proxy Voting Policies

As an investment sub-adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated Investment Management Company (the “Sub-adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

On matters related to the board of directors, generally the Sub-adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Sub-adviser supported and received more than 50% shareholder support the previous year. In addition, the Sub-adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.

On other matters of corporate governance, generally the Sub-adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Sub-adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.

On environmental and social matters, generally the Sub-adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Sub-adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.

On matters of capital structure, generally the Sub-adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Sub-adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.

On matters relating to management compensation, generally the Sub-adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Sub-adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Sub-adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

In addition, the Sub-adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-adviser will not vote proxies for such shares. In addition, the Sub-adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-adviser may not be able to vote a particular proxy.

Proxy Voting Procedures

The Sub-adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Sub-adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.

The Sub-adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-adviser. This may occur where a significant business relationship exists between the Sub-adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-adviser or its affiliates have influenced proxy votes. Any employee of the Sub-adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-adviser voted as it did. In certain circumstances it may be appropriate for the Sub-adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Sub-adviser will take the following steps:

•

A due diligence team made up of employees of the Sub-adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.

•

Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Fund. Information about the Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the Sub-adviser, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that, when approved by the Fund’s CCO, the Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund. Pursuant to the policy, the Fund’s CCO is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holdings disclosure policy and other relevant policies of the Fund and its service providers by the Fund’s CCO, (2) by considering reports and recommendations by the Fund’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy.

A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the Fund’s website, www.edwardjones.com/moneymarket, five business days after the end of each month and remains posted on the website for six months thereafter. The Fund’s Shadow Price (market-based value of the Fund’s portfolio), Daily and Weekly Liquid Assets, and Daily Flows are posted every business day and remain posted on the website for six months thereafter.

The Fund’s Annual and Semi-Annual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed, free of charge, at the Fund’s website and on the SEC’s website at www.sec.gov. Each Annual and Semi-Annual report is also distributed to Fund shareholders. Complete listings of the Fund’s portfolio holdings as of the end of each month are included in reports filed with the SEC on Form N-MFP. These reports and regulatory filings are also available on the SEC’s website. In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to the Fund’s website.

Material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-adviser, the sub-administrator, the principal underwriter, the custodian, the auditors, pricing vendors, proxy voting service providers, counsel to the Fund or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), the Fund’s financial printer and regulatory authorities.

Holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the portfolio holdings disclosure policy, when the Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, the Sub-adviser, their affiliates or employees, the Fund, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Sub-adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Sub-adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Sub-adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Sub-adviser and accounts managed by affiliates of the Sub-adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Sub-adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Sub-adviser and/or certain investment adviser affiliates of the Sub-adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

CUSTODIAN AND ADMINISTRATIVE SERVICES PROVIDER

State Street Bank and Trust Company (“State Street”) serves as the custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank. State Street also provides certain administrative and accounting services to the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Edward Jones serves as transfer agent and dividend disbursing agent to the Fund, and maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, PricewaterhouseCoopers LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FINANCIAL INFORMATION

The audited Financial Statements for the Fund for the fiscal year ended February  29, 2020 are incorporated herein by reference to the Annual Report to Shareholders of Edward Jones Money Market Fund dated February 29, 2020, which is available upon request by calling your Edward Jones financial advisor, by calling the Fund at 1-800-441-2357, or online at www.edwardjones.com/moneymarket.

ADDRESSES

Edward Jones Money Market Fund

Edward Jones Money Market Fund

12555 Manchester Road

St. Louis, MO 63131

Investment Adviser & Administrator

Passport Research, Ltd.

12555 Manchester Road

St. Louis, MO 63131

Sub-adviser

Federated Investment Management Company

c/o Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, PA 15222

Sub-Administrator

Federated Administrative Services

c/o Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, PA 15222

Administrative Services Provider

State Street Bank & Trust Co.

800 Pennsylvania Avenue, Tower 1

Kansas City, MO 64105

Custodian & Accounting Services Provider

State Street Bank & Trust Co.

1 Iron Street, Channel Center

Boston, MA 02210

Distributor & Transfer Agent

Edward D. Jones & Co., L.P.

12555 Manchester Road

St. Louis, MO 63131

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker

Chicago, IL 60606

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Item 28.	Exhibits

(a)
1	Registrant’s Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(i) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

2	Amendment No. 5, dated May 17, 2000, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

3	Amendment No. 6, dated November 15, 2000, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

4	Amendment No. 7, dated April 5, 2001, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-05-000178 on April 29, 2005.

(b)
1	Amended and Restated By-Laws, effective April 2, 1999, are incorporated herein by reference to Exhibit (b)(vii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

2	Amendment No. 1, effective August 23, 2002, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(viii) of Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001056288-03-000312 on May 1, 2003.

3	Amendment No. 2, effective August 25, 2003, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(ix) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001056288-04-000265 on April 29, 2004.

4	Amendment No. 3, effective September 21, 2004, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(x) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-05-000178 on April 29, 2005.

5	Amendment Nos. 4 and 5, effective August 18, 2005 and January 1, 2006, respectively, to the Amended and Restated By-Laws, effective April 2, 1999, are incorporated herein by reference to Exhibit (b)(v) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-06-000545 on April 28, 2006.

6	Amendment No. 6, effective August 17, 2007, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(6) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-08-000651 on April 29, 2008.

7	Amendment No. 7, effective June 1, 2013, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(7) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(c)	See Article III and Article VIII of the Amended and Restated Agreement and Declaration of Trust, as amended, which has been incorporated by reference in Exhibits (a)(1)-(a)(4) to this Registration Statement.

(d)
1	Investment Management and Administration Agreement, dated January 27, 2017, between the Registrant and Passport Research, Ltd., is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

2	Investment Sub-Advisory and Sub-Administration Agreement, dated January 27, 2017, between Passport Research, Ltd., Federated Investment Management Company, Federated Administrative Services and the Registrant, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

3	Expense Limitation Agreement, dated January 27, 2017, between the Registrant and Passport Research, Ltd., is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(e)	Distribution Agreement, dated January 27, 2017, between the Registrant and Edward D. Jones & Co., L.P., is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(f)	Not applicable

(g)	Custodian Agreement, dated January 27, 2017, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(h)
1	Shareholder Services Agreement, dated January 27, 2017, between the Registrant and Edward D. Jones & Co., L.P., is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

2	Shareholder Services Plan, dated January 27, 2017, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

3	Agreement for Transfer Agency Services, dated January 27, 2017, between the Registrant and Edward D. Jones & Co., L.P., is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-19-185481 on June 28, 2019.

(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP is filed herewith.

(k)	Not Applicable.

(l)	Paper Copy of Initial Capital Understanding is incorporated herein by reference to Exhibit (b)(13) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC on March 14, 1980.

(m)	Distribution Plan, dated January 27, 2017, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(n)	Amended and Restated Rule 18f-3 Multiple Class Plan, dated January 27, 2017, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(o)	Not applicable.

(p)	Not applicable.

(q)	Conformed copy of the Power of Attorney of Trustees, Lena Haas, Timothy Jacoby, Maureen Leary-Jago, and David Sylvester, dated January 22, 2020, is filed herewith.

Item 29	Persons Controlled by or Under Common Control with the Fund:

None

Item 30	Indemnification

The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative, or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Trust has also agreed to contractually provide each Trustee with assurance that indemnification will be available. The agreement between the Trust and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses, provides that the Fund shall indemnify and hold harmless the Trustee against any and all expenses as defined therein actually incurred or paid by the Trustee in any proceeding as defined therein in connection with the Trustee’s service to the Fund, unless indemnification is limited as set forth in the agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31	Business and Other Connections of Investment Adviser:

Passport Research, Ltd. (“Passport Research”), the investment adviser of the Fund, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of Passport Research, together with any information as to business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Passport Research pursuant to the Advisers Act (SEC File No. 801-16217).

Federated Investment Management Company, the investment sub-adviser of the Fund (“Sub-adviser”), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of the Sub-adviser, together with any information as to business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by the Sub-adviser pursuant to the Advisers Act (SEC File No. 801-34612).

Item 32	Principal Underwriters:

(a) Edward D. Jones & Co., L.P., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

Edward Jones Money Market Fund

(b)

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
EDJ Holding Company, Inc. 12555 Manchester Road St. Louis, MO 63131	General Partner	None

The Jones Financial Companies, L.L.L.P. 12555 Manchester Road St. Louis, MO 63131	Limited Partner	None

(c) Not Applicable

Item 33	Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Edward Jones Money Market Fund 12555 Manchester Road St. Louis, MO 63131

Passport Research, Ltd. (“Adviser” and “Administrator”)	Passport Research, Ltd. 12555 Manchester Road St. Louis, MO 63131

Federated Investment Management Company (“Sub-adviser”)	Federated Investment Management Company c/o Federated Hermes, Inc. 1001 Liberty Avenue Pittsburgh, PA 15222

Federated Administrative Services (“Sub-administrator”)	Federated Administrative Services c/o Federated Hermes, Inc. 1001 Liberty Avenue Pittsburgh, PA 15222

Edward D. Jones & Co., L.P. (“Distributor” and “Transfer Agent”)	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131

State Street Bank and Trust Company (“Custodian” and “Accounting Services Provider”)	State Street Bank & Trust Co. Channel Center 1 Iron Street Boston, MA 02210

Item 34	Management Services: Not applicable.

Item 35	Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 75 to Registration Statement No. 2-66437 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe and the State of Arizona on the 26th day of June, 2020.

EDWARD JONES MONEY MARKET FUND

By:	/s/ Julius A. Drelick III
Julius A. Drelick III
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Julius A. Drelick III	President	June 26, 2020
Julius A. Drelick III

/s/ Aaron J. Masek	Treasurer	June 26, 2020
Aaron J. Masek

*	Trustee	June 26, 2020
Lena Haas

*	Trustee	June 26, 2020
David D. Sylvester

*	Trustee	June 26, 2020
Maureen Leary-Jago

*	Trustee	June 26, 2020
Timothy Jacoby

*By:	/s/ Julius A. Drelick III
Julius A. Drelick III
Attorney-in-Fact

EXHIBIT INDEX

(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

(q)	Conformed copy of the Power of Attorney of Trustees, Lena Haas, Timothy Jacoby, Maureen Leary-Jago, and David Sylvester, dated January 22, 2020